Lincoln Benefit Life Company

Lincoln Benefit Life Variable Life Account

Supplement, dated October 2, 2009, to

the Investor’s Select Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life contracts issued by Lincoln Benefit Life Company.

We have received notice of the following changes:

•

Effective October 5, 2009, the Premier VIT NACM Small Cap Portfolio will be renamed as the Premier VIT NACM Small Cap Portfolio – Class I. Due to this name change, effective October 5, 2009, the corresponding Premier VIT NACM Small Cap Sub-Account will change its name to the Premier VIT NACM Small Cap – Class I Sub-Account.

•

Effective November 2, 2009, the Legg Mason Partners Variable Investors Portfolio – Class I will be renamed as the Legg Mason ClearBridge Variable Investors Portfolio. Due to this name change, effective November 2, 2009, the corresponding Legg Mason Partners Variable Investors –Class I Sub-Account will change its name to the Legg Mason ClearBridge Variable Investors Sub-Account.

These name changes do not in any way affect the investment objectives of the Portfolios, which remain unchanged, or the manner in which the investment advisor manages each Portfolio. For complete information about each Portfolio, including expenses and risks associated with the Portfolio, please refer to the relevant prospectus for the Portfolio.

Please keep this supplement for future reference together with your prospectus.